SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 7, 2015

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                                                                Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:(262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The information set forth under Item 8.01 of this report is incorporated herein by reference solely for the purposes of this Item 7.01.

Item 8.01                                Other Events

On May 7, 2015, Twin Disc, Incorporated (the “Company”) issued a press release announcing that Michael E. Batten, Chairman of the Board of Directors, died in his sleep on the morning of May 6, 2015.  The press release also announced that on May 7, 2015, the Board of Directors elected David B. Rayburn as Chairman of the Board of Directors, and elected Michael C. Smiley as Chairman of the Nominating and Governance Committee.  At its May 7, 2015 meeting, the Board of Directors also reduced the size of the Board of Directors from eight directors to seven.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release issued by the Company on May 7, 2015.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 7, 2015	Twin Disc, Incorporated

/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Vice President – Finance, Interim Chief Financial Officer, Corporate Controller, Interim Treasurer and Secretary, Chief Accounting Officer